UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): October 17, 2019

PFSweb, Inc.
(Exact name of registrant as specified in its charter)

Delaware	000-28275	75-2837058
(State or other jurisdiction Of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

505 Millennium Drive
Allen TX 75013
(Address of principal executive offices)
(972) 881-2900
Registrant’s telephone number, including area code
N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Appointment of Chief Accounting Officer

On October 17, 2019, the Board of Directors of PFSweb, Inc. (the “Company”) promoted Ms. Stephanie DelaCruz to the position of Vice President, Chief Accounting Officer of the Company, effective as of October 18, 2019 (the “Effective Date”). Previously, Mr. Thomas Madden served as the Company’s Chief Financial Officer and Chief Accounting Officer. Mr. Madden will continue to serve as the Company’s Chief Financial Officer. Ms. DelaCruz will report to Mr. Madden.

Ms. DelaCruz, age 52, joined the Company in November 2017 as its Vice President, Corporate Controller. From April 2016 to August 2017, Ms. Delacruz served as Vice President, Corporate Controller of Global Power Equipment Group, Inc and its Chief Accounting Officer from August 2017 to November 2017. Prior to this, she served as Controller of Mitel Mobility, Inc., formerly a subsidiary of Mitel Networks Corp., from April 2015 to April 2016 and Senior Director, SEC Reporting of Mavenir Systems, Inc. from January 2013 until they were acquired by Mitel Networks Corp. in April 2015. Ms. DelaCruz began her career at Arthur Andersen & Co., S.C. and Ernst & Young, LLP. Ms. DelaCruz is a certified public accountant and holds a BBA degree in Accounting from University of Texas at San Antonio.

As part of the promotion, Ms. DelaCruz will receive an incremental grant of 30,000 restricted stock units (“RSUs”). The RSUs will vest over a period of time with 10,000 RSUs vesting as of May 15, 2020 and the remaining 20,000 RSUs vesting on May 15, 2021. Ms. DelaCruz will continue to be eligible to participate in the Company’s performance-based incentive bonus program, including a short-term and long-term component. She will also continue to be eligible to participate in the Company’s employee benefit plans as in effect from time to time on the same basis as generally made available to other executives of the Company.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PFSweb, Inc.

Dated: October 23, 2019	By:	/s/ Thomas J. Madden
Thomas J. Madden
Executive Vice President and Chief Financial Officer